UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): February 18, 2021 (February 17, 2021)
Humana Inc. (Exact Name of Registrant as Specified in Charter)

Delaware	001-05975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Main Street, Louisville, Kentucky 40202
(Address of Principal Executive Offices, and Zip Code)

(502) 580-1000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective February 17, 2021, the Board of Directors (the “Board”) of Humana Inc. (the “Company”) expanded its number of authorized directors from twelve to fourteen and elected Marcy S. Klevorn and Jorge S. Mesquita as directors of the Company.

The Board of Directors has determined that (i) Ms. Klevorn and Mr. Mesquita are each independent within the meaning of the New York Stock Exchange’s director independence standards; (ii) there have been no arrangements or understandings between either Ms. Klevorn or Mr. Mesquita and any other persons pursuant to which either Ms. Klevorn or Mr. Mesquita was selected as a director; and (iii) there are no material transactions involving either Ms. Klevorn or Mr. Mesquita and the Company.

Ms. Klevorn and Mr. Mesquita will each be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed by the Company in its proxy statement filed with the U.S. Securities and Exchange Commission on March 4, 2020. In connection with their elections to the Board, Ms. Klevorn and Mr. Mesquita also will be granted restricted stock units (RSUs) in accordance with the Company’s director compensation program. Ms. Klevorn and Mr. Mesquita have not yet been appointed to any committees of the Board.

On February 18, 2021, the Company issued a press release announcing the elections of Ms. Klevorn and Mr. Mesquita, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated:    February 18, 2021